Content Assets, Net - Schedule of Amortization Amount of Content Asset (Details)	Jun. 30, 2026 USD ($)
Schedule of Amortization Amount of Content Asset [Abstract]
For the six months ending December 31, 2026	$ 667,300
For the year ending December 31, 2027	186,300
For the year ending December 31, 2028	8,800
Total	$ 862,400